Exhibit 99.1

August 2013 CBRE GROUP, INC. Investor Presentation

FORWARD – LOOKING STATEMENTS This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance, and business outlook. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our second quarter earnings report filed on Form 8-K, our current annual report filed on Form 10-K and our current quarterly report filed on Form 10-Q, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

THE GLOBAL MARKET LEADER GLOBAL LEADERSHIP WITH BROAD CAPABILITIES SCALE AND DIVERSITY LEADING GLOBAL BRAND 1. Includes affiliate offices as of December 31, 2012. 2. Excludes affiliate offices. 3. As of June 30, 2013. #1 leasing #1 investment sales #1 outsourcing #1 appraisal and valuation #1 commercial mortgage brokerage #1 commercial real estate investment manager 400+ offices in over 60 countries1 Serves approximately 80% of the Fortune 100 $189.8 billion of transaction activity in 2012 3.0 billion square feet of property and corporate facilities managed 2,3 $88.2 billion of real estate investment assets under management3 $6.4 billion of development projects in process/pipeline3 S&P 500 Only commercial real estate services company in the S&P 500 FORTUNE Only commercial real estate services company in the Fortune 500 The Lipsey Company #1 brand for 12 consecutive years IAOP #1 real estate outsourcing firm Newsweek #1 real estate company in “green” rankings Wall Street Journal best brand reputation in subscriber survey Euromoney global real estate advisor of the year

OUR VISION Be the preeminent, vertically integrated global commercial real estate services and investment firm serving our clients with market-leading collaboration.

OUR KEY STRENGTHS Market-leading professionals across business lines and geographies A loyal and diverse client base Most highly regarded, recognized brand in the industry Unmatched service line and geographic footprint Ability and willingness to invest in our business

OUR CLIENT SERVICE MODEL Provide a complete suite of premier services to property investors and occupiers across the globe.

DIVERSIFICATION 2012 REVENUE1 BY CLIENT TYPE LTM 6/30/13 REVENUE2 BY GEOGRAPHY 1. 2012 revenue of $6.5 billion includes $5.7 million of revenue related to discontinued operations. 2. LTM 6/30/13 revenue of $6.8 billion includes $14.6 million of revenue related to discontinued operations.

REVENUE DIVERSIFICATION 1. Contractual revenue includes: Property , Facilities and Project Management (14% in 2006 and 35% in LTM 6/30/13), Appraisal & Valuation (7% in 2006 and 6% in LTM 6/30/13), Investment Management (6% in 2006 and 7% in LTM 6/30/13), Development Services (1% in both 2006 and LTM 6/30/13) and Other (1% in both 2006 and LTM 6/30/13). Non-contractual revenue includes: Sales (31% in 2006 and 17% in LTM 6/30/13), Leasing (37% in 2006 and 28% in LTM 6/30/13) and Commercial Mortgage Brokerage (3% in 2006 and 5% in LTM 6/30/13). 2. Reflects Trammell Crow Company’s revenue contributions beginning on December 20, 2006. 3. LTM 6/30/13 revenue of $6.8 billion includes $14.6 million of revenue related to discontinued operations. 2006 REVENUE2 LTM 6/30/13 REVENUE3 Contractual revenues1 represented 50% of LTM 6/30/2013 revenue, up from 29% in 2006

REVENUE BREAKDOWN

YTD 2ND QUARTER 2013



37%
27%
16%
7%
6%
5%
1%
1%

($ in millions)	2013[1]	2012	Three months ended June 30, % Change USD	Local Currency
Property, Facilities & Project Management[2]	**606.6**	548.1	11	11
Leasing[2]	**492.5**	474.9	4	5
Sales	**317.8**	263.9	20	22
Investment Management[2]	**111.4**	112.0	-1	0
Appraisal & Valuation	**104.7**	95.2	10	11
Commercial Mortgage Brokerage[2]	**83.0**	68.2	22	22
Development Services	**12.6**	15.5	-19	-19
Other	**18.4**	23.3	-20	-16
Total	**1,747.0**	1,601.1	9	**10**

($ in millions)	2013[1]	2012	Six months ended June 30, % Change USD	Local Currency
Property, Facilities & Project Management[2]	**1,191.9**	1,074.1	11	12
Leasing[2]	**867.1**	837.4	4	4
Sales	**528.2**	437.7	21	22
Investment Management[2]	**232.6**	230.8	1	1
Appraisal & Valuation	**194.0**	174.9	11	12
Commercial Mortgage Brokerage[2]	**148.8**	125.1	19	19
Development Services	**25.3**	28.5	-11	-11
Other	**38.1**	42.6	-10	-8
Total	**3,226.0**	2,951.1	9	**10**

1. Includes revenue from discontinued operations of $4.9 million and $8.9 million for the three and six months ended June 30, 2013, respectively.
2. Contains recurring revenue aggregating approximately 61% and 62% of total revenue for the three and six months ended June 30, 2013, respectively.

9

CBRE | INVESTOR PRESENTATION

GLOBAL CORPORATE SERVICES (GCS) 1. Represents combined data for CBRE and Trammell Crow Company prior to 2007; includes properties managed by Asset Services; does not include joint ventures and affiliates. 2. Total outsourcing revenue (including Asset Services) comprises 37% of total revenue. Does not include transaction revenue associated with outsourcing activities. CAGR = 11% (SF in Billions) Total potential available market for GCS is estimated to be $50 to $60 billion. GLOBAL SQUARE FEET MANAGED1 PERCENT OF YTD Q2 2013 GLOBAL REVENUE2 TRANSACTION MANAGEMENT PROJECT MANAGEMENT FACILITIES MANAGEMENT CONSULTING

LEASING 1. Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. 2. As of January 1, 2013. Does not include affiliate offices. Approximately 4,1002 leasing professionals worldwide Tailored service delivery by property type and industry/market specialization $72.9 billion global lease transactions in 2012 $48.6 billion – office $ 9.8 billion – industrial $13.2 billion – retail $ 1.3 billion – other KEY FACTS GLOBAL LEASING REVENUE PERCENT OF YTD Q2 2013 GLOBAL REVENUE 1 ($ in Millions)

OFFICE LEASING MARKET OUTLOOK forecast Office TW Rent Index; % change versus a year ago Office Vacancy rate; % U.S. Office Rent Forecast and Vacancy

CAPITAL MARKETS Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. As of January 1, 2013. Does not include affiliate offices. Approximately 1,6002 investment sales and mortgage brokerage specialists worldwide Specialization across all major property types $116.9 billion global sales in 2012 $46.5 billion – office $15.8 billion – industrial $16.5 billion – retail $27.8 billion – multi-family $10.3 billion – other $22.0 billion global mortgage activity in 2012 KEY FACTS GLOBAL SALES REVENUE PERCENT OF YTD Q2 2013 GLOBAL REVENUE 1 ($ in Millions) Commercial Mortgage Brokerage Property Sales

CAGR =23% $88.2 billion in assets under management $191.8 million of co-investments As of December 31 for each year presented except for Q2 2013, which is as of June 30, 2013. As of June 30, 2013. ($ in Billions) HIGHLIGHTS2 ASSETS UNDER MANAGEMENT1 PERCENT OF YTD Q2 2013 GLOBAL REVENUE YTD Q2 2013 AUM CHANGE ($ IN BILLIONS) AUM 12/31/2012 92.0 Acquisitions 2.3 Dispositions (4.6) Foreign Exchange (1.8) Net Value Appreciation 0.3 AUM 6/30/2013 88.2 GLOBAL INVESTMENT MANAGEMENT

As of June 30, 2013. Assets under management (AUM) refers to the fair market value of real estate-related assets with respect to which CBRE Global Investors provides, on a global basis, oversight, investment management services and other advice, and which generally consist of properties and real estate-related loans; securities portfolios; and investments in operating companies, joint ventures and in private real estate funds under its fund of funds program. This AUM is intended principally to reflect the extent of CBRE Global Investors' presence in the global real estate market, and its calculation of AUM may differ from the calculations of other asset managers. Management fees Transaction fees Incentive fees Management fees Transaction fees LP profits Carried interest Management fees Incentive fees Management fees Incentive fees ASSETS UNDER MANAGEMENT1,2 ($ IN BILLIONS) & TYPICAL FEE STRUCTURE GLOBAL INVESTMENT MANAGEMENT PROGRAMS

$6.4 billion in process/pipeline $72.4 million of co-investments $16.2 million in recourse debt to CBRE and repayment guarantees PROJECTS IN PROCESS/PIPELINE1 HIGHLIGHTS3 PERCENT OF YTD Q2 2013 GLOBAL REVENUE ($ in Billions) As of December 31 for each year presented except for Q2 2013, which is as of June 30, 2013. In Process figures include Long-Term Operating Assets (LTOA) of $1.0 billion for 2Q 13, $1.2 billion for Q4 12, $1.5 billion for Q4 11, $1.6 billion for Q4 10, $1.4 billion for Q4 09 and $0.4 billion for Q4 08. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. As of June 30, 2013. DEVELOPMENT SERVICES: TRAMMELL CROW COMPANY

HISTORICAL PERFORMANCE 1992 – 2012 CAGR = 16% Average Annual Organic Growth of 9% 1992 – 2012 CAGR = 21% ($ in Millions) ($ in Millions) 3 4 4 4 4,7 2 3 6 6 6 6,7 REVENUE1 NORMALIZED EBITDA AND MARGIN5 4 6 4 6 See slide 23 for footnotes. 360 392 429 469 583 759 1,187 1,403 1,518 1,362 1,362 1,810 2,647 3,194 4,032 6,036 5,130 4,166 5,119 5,912 6,520 6,795 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM Q2 2013 Organic Revenue Revenue From Acquisitions 20 26 34 42 62 90 127 117 151 115 131 183 300 461 653 970 601 454 681 803 918 951 5.6% 6.6% 7.9% 8.9% 10.6% 11.9% 10.7% 8.4% 9.9% 8.4% 9.6% 10.1% 11.3% 14.4% 16.2% 16.1% 11.7% 10.9% 13.3% 13.6% 14.1% 14.0% 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM Q2 2013 Normalized EBITDA Normalized EBITDA Margin

As of June 30, 2013 MANDATORY AMORTIZATION AND MATURITY SCHEDULE $ in millions $1,200.0 million revolver facility matures in March 2018. As of June 30, 2013, the outstanding revolver balance was $140.3 million. 1 Global Cash Available Revolver 1,424 20 40 40 68 255 221 2 352 198 800 - 250.0 500.0 750.0 1,000.0 1,250.0 1,500.0 Q1 2013 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Current Liquidity Term Loan A Term Loan B Revolver Sr. Unsecured Notes - 6.625% Sr. Unsecured Notes - 5.00%

CAPITALIZATION

	As of		
($ in millions)	6/30/2013	12/31/2012	Variance
Cash[1]	375.6	994.7	(619.1)
Revolving credit facility	140.3	73.0	67.3
Senior secured term loan A	-	271.3	(271.3)
Senior secured term loan A-1	-	275.2	(275.2)
Senior secured term loan B	-	293.2	(293.2)
Senior secured term loan C	-	394.0	(394.0)
Senior secured term loan D	-	394.0	(394.0)
Senior secured term loan A (new)	490.6	-	490.6
Senior secured term loan B (new)	214.5	-	214.5
Senior subordinated notes[2]	-	440.5	(440.5)
Senior unsecured notes 5.0% (new)	800.0	-	800.0
Senior unsecured notes 6.625%	350.0	350.0	-
Notes payable on real estate[3]	14.0	13.9	0.1
Other debt[4]	22.7	9.4	13.3
Total debt	2,032.1	2,514.5	(482.4)
Stockholders' equity	1,620.1	1,539.2	80.9
Total capitalization	3,652.2	4,053.7	(401.5)
Total net debt	**1,656.5**	**1,519.8**	**136.7**

1. Excludes $109.9 million and $94.6 million of cash in consolidated funds and other entities not available for Company use at June 30, 2013 and December 31, 2012, respectively.
2. Net of original issue discount of $9.5 million at December 31, 2012.
3. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $134.8 million and $312.1 million at June 30, 2013 and December 31, 2012, respectively.
4. Excludes $525.8 million and $1,026.4 million of aggregate warehouse facilities at June 30, 2013 and December 31, 2012, respectively.

19
CBRE | INVESTOR PRESENTATION

At mid-year, performance generally is unfolding consistent with expectations Expect continued slow macro recovery Brand and well-balanced business give us confidence in the current environment Anticipate full year revenue growth in the mid to high single digits Property sales expected to remain strong Steady, low double-digit growth expected in property, facilities and project management Leasing activity still expected to improve modestly Significant carried interest revenue from Investment Management, much of which was anticipated in our initial expectations for 2013 Continue to expect solid bottom-line growth with moderately improved normalized EBITDA margins for the full year Forecast full-year EPS of $1.40 to $1.45, with upside potential from carried interest revenue 2013 Expectations BUSINESS OUTLOOK

APPENDIX

RECONCILIATION OF NORMALIZED EBITDA TO EBITDA TO NET INCOME (LOSS)

($ in millions)	LTM Q2 2013	Year Ended December 31, 2012	2011	2010	2009	2008
Normalized EBITDA[1]	$ 951.4	$ 918.4	$ 802.6	$ 681.3	$ 453.9	$ 601.2
Less:						
Integration and other costs related to acquisitions	21.6	39.2	68.8	7.2	5.7	16.4
Cost containment expenses	17.6	17.6	31.1	15.3	43.6	27.4
Carried interest incentive compensation expense[2]	2.6	-	-	-	-	-
Write-down of impaired assets	-	-	9.4	11.3	32.5	100.4
EBITDA[1]	909.6	861.6	693.3	647.5	372.1	457.0
Add:						
Interest income[3]	7.2	7.6	9.4	8.4	6.1	17.9
Less:						
Depreciation and amortization[4]	177.0	170.9	116.9	109.0	99.5	102.9
Interest expense[5]	171.3	176.6	153.5	192.7	189.1	167.8
Write-off of financing costs	56.3	-	-	18.1	29.3	-
Goodwill and other non-amortizable intangible asset impairments	19.8	19.8	-	-	-	1,159.4
Provision for income taxes[6]	172.3	186.3	193.1	135.8	27.0	56.9
Net income (loss) attributable to CBRE Group, Inc.	$ 320.1	$ 315.6	$ 239.2	$ 200.3	$ 33.3	$ (1,012.1)
Revenue[7]	$ 6,794.7	$6,519.8	$ 5,912.1	$ 5,119.2	$ 4,165.8	$ 5,130.1
Normalized EBITDA Margin	14.0%	14.1%	13.6%	13.3%	10.9%	11.7%

Notes:

1. Includes EBITDA related to discontinued operations of $13.0 million for the twelve months ended June 30, 2013, $5.6 million for the year ended December 31, 2012, $14.1 million for the year ended December 31, 2011, $16.4 million for the year ended December 31, 2010, and $16.9 million for the year ended December 31, 2008.
2. Carried interest incentive compensation is related to a fund that began recording carried interest expense in Q2 2013.
3. Includes interest income related to discontinued operations of $0.1 million for the year ended December 31, 2008.
4. Includes depreciation and amortization related to discontinued operations of $2.2 million for the twelve months ended June 30, 2013, $1.3 million for the year ended December 31, 2012, $1.2 million for the year ended December 31, 2011, $0.6 million for the year ended December 31, 2010, and $0.1 million for the year ended December 31, 2008.
5. Includes interest expense related to discontinued operations of $4.8 million for the twelve months ended June 30, 2013, $1.6 million for the year ended December 31, 2012, $3.2 million for the year ended December 31, 2011, $1.6 million for the year ended December 31, 2010, and $0.6 million for the year ended December 31, 2008.
6. Includes provision for income taxes related to discontinued operations of $2.3 million for the twelve months ended June 30, 2013, $1.0 million for the year ended December 31, 2012, $4.0 million the year ended December 31, 2011, $5.4 million for the year ended December 31, 2010, and $6.0 million for the year ended December 31, 2008.
7. Includes revenue related to discontinued operations of $14.6 million for the twelve months ended June 30, 2013, $5.7 million for the year ended December 31, 2012, $6.7 million for the year ended December 31, 2011, $3.9 million for the year ended December 31, 2010, and $1.3 million for the year ended December 31, 2008.

22 CBRE | INVESTOR PRESENTATION

Slide 17 No reimbursements are included for the period 1992 through 1996, as amounts were immaterial. Reimbursements for 1997 through 2001 have been estimated. For 2002 and forward, reimbursements are included. Includes Insignia activity for the period July 23, 2003 through December 31, 2003. Includes Trammell Crow Company activity for the period December 20, 2006 through December 31, 2006. Includes revenue from discontinued operations, which totaled $2.1 million for the year ended December 31, 2007, $1.3 million for the year ended December 31, 2008, $3.9 million for the year ended December 31, 2010, $6.7 million for the year ended December 31, 2011, $5.7 million for the year ended December 31, 2012 and $14.6 million for the twelve months ended June 30, 2013. Normalized EBITDA excludes merger-related and other non-recurring costs, integration and other costs related to acquisitions, cost containment expenses, certain carried interest incentive compensation expenses, one-time IPO-related compensation expense, gains/losses on trading securities acquired in the Trammell Crow Company acquisition and the write-down of impaired assets. Includes EBITDA related to discontinued operations of $6.5 million for the year ended December 31, 2007, $16.9 million for the year ended December 31, 2008, $16.4 million for the year ended December 31, 2010, $14.1 million for the year ended December 31, 2011, $5.6 million for the year ended December 31, 2012 and $13.0 million for the twelve months ended June 30, 2013. Includes activity from CRES, ING REIM Asia and ING REIM Europe beginning July 1, October 3 and October 31, 2011, respectively. FOOTNOTES